UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 18, 2008

NAPCO SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701
(Address of principal executive offices)

Registrant's telephone number, including area code  (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 18, 2008, Napco Security Systems, Inc. (the “Company”) pursuant to an Asset Purchase Agreement with G. Marks Hardware, Inc. (“Marks”) of Amityville, New York, acquired substantially all of the assets and business of Marks for $25 million, the repayment of $1 million of bank debt and the assumption of current liabilities as described more fully in the Asset Purchase Agreement.  A copy of the Asset Purchase Agreement is filed as an exhibit hereto. This summary description of the terms and conditions of such agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is incorporated herein by reference.

The Marks business involves the manufacturing and distribution of door-locking devices.  The Company plans to continue to use the equipment and other physical property acquired in the Company's door-locking device business.

The Company funded the acquisition with a term loan from its principal lenders.  The loan is secured by a lien on all of the Company’s assets.  The amendment to the Loan and Security Agreement is filed as an exhibit hereto.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
OF A REGISTRANT

To fund the acquisition described in Item 2.01 above, the Company entered into an Amended and Restated Credit Agreement dated as of August 18, 2008 (the “Loan Agreement”).  The Loan Agreement provides for a term loan of $25 million (the “Term Loan”) and a revolving credit facility of $25 million (the “Revolving Credit Facility”).  The Company borrowed $25 million under the Term Loan and $1 million under the Revolving Credit Facility to fund the purchase price of the acquisition described in Item 2.01 above.  As of August 18, 2008, $13,600,000 was outstanding under the Revolving Credit Facility. The Company’s obligations under the Loan Agreement are secured by all of its assets including the guarantees of its fully-owned subsidiaries.  The Loan Agreement provides for interest at either the Prime Rate or an alternate rate based on LIBOR as described in the Loan Agreement.   The Term Loan is repayable quarterly with a final installment due on August 18, 2013.  The Loan Agreement contains various financial covenants described therein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
Financial statements required by this item will be filed within seventy-one (71)
calendar days after the date the initial report on Form 8-K must be filed.

(b)	PRO-FORMA FINANCIAL INFORMATION.

II

Financial information required by this item will be filed within seventy-one (71)
calendar days after the date the initial report on Form 8-K must be filed.

(d) EXHIBITS.

Exhibit 2.1	Asset Purchase Agreement - A list of the Exhibits and Schedules to the Asset Purchase Agreement is filed herewith and any omitted
Schedule will be filed with the Commission upon request.

Exhibit 4.1	$50,000,000 Amended and Restated Credit Agreement

Exhibit 99.1	Press Release dated August 19, 2008

III

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY SYSTEMS, INC.
(Registrant)
Date:	August 21, 2008
		By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Senior Vice President and Chief Financial Officer

IV

INDEX TO EXHIBITS

Exhibit 2.1	Asset Purchase Agreement - A list of the Exhibits and Schedules to the Asset Purchase Agreement is filed herewith and any omitted
Schedule will be filed with the Commission upon request.

Exhibit 4.1	$50,000,000 Amended and Restated Credit Agreement

Exhibit 99.1	Press Release dated August 19, 2008

V